                     COMMERCIAL PAPER DEALER AGREEMENT
                               4(2) PROGRAM


                                  between


                       TYSON FOODS, INC., as Issuer

                                    and

Merrill Lynch Money Markets Inc., as Dealer for Notes with maturities up to
                                 270 days;

  Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Dealer for Notes
               with maturities over 270 days up to 365 days




          Concerning Notes to be issued pursuant to an Issuing and Paying Agency Agreement dated as of January 12,
          2001 between the Issuer and The Chase Manhattan Bank, as Issuing and Paying Agent



                                Dated As of

                             January 12, 2001


























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

                     COMMERCIAL PAPER DEALER AGREEMENT
                               4(2) Program

     This agreement ("Agreement") sets forth the understandings between the Issuer and the Dealer in connection with the issuance and sale by the Issuer of its short-term promissory notes through the Dealer (the "Notes").

     Certain terms used in this Agreement are defined in Section 6 hereof.

     The Addendum to this Agreement, and any Annexes or Exhibits described in this Agreement or such Addendum, are hereby incorporated into this Agreement and made fully a part hereof.

Section 1.     Offers, Sales and Resales of Notes

     1.1 While (i) the Issuer has and shall have no obligation to sell the Notes to the Dealer or to permit the Dealer to arrange any sale of the Notes for the account of the Issuer, and (ii) the Dealer has and shall have no obligation to purchase the Notes from the Issuer or to arrange any sale of the Notes for the account of the Issuer, the parties hereto agree that in any case where the Dealer purchases Notes from the Issuer, or arranges for the sale of Notes by the Issuer, such Notes will be purchased or sold by the Dealer in reliance on the representations, warranties, covenants and agreements of the Issuer contained herein or made pursuant hereto and on the terms and conditions and in the manner provided herein.

     1.2 So long as this Agreement shall remain in effect, and in addition to the limitations contained in Section 1.7 hereof, the Issuer shall not, without the consent of the Dealer, offer, solicit or accept offers to purchase, or sell, any Notes except (a) in transactions with one or more dealers which may from time to time after the date hereof become dealers with respect to the Notes by executing with the Issuer one or more agreements which contain provisions substantially identical to Section 1 of this Agreement, of which the Issuer hereby undertakes to provide the Dealer prompt notice or (b) in transactions with the other dealers listed on the Addendum hereto, which are executing agreements with the Issuer which contain provisions substantially identical to Section 1 of this Agreement contemporaneously herewith. In no event shall the Issuer offer, solicit or accept offers to purchase, or sell, any Notes directly on its own behalf in transactions with persons other than broker-dealers as specifically permitted in this Section 1.2.

     1.3 The Notes shall be in a minimum denomination or minimum amount, whichever is applicable, of $250,000 or integral multiples of $1,000 in excess thereof, will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon by the Dealer and the Issuer, shall have a maturity not exceeding 365 days from the date of issuance (exclusive of days of grace) and shall not contain any provision for extension, renewal or automatic "rollover."

     1.4 The authentication, delivery and payment of the Notes shall be effected in accordance with the Issuing and Paying Agency Agreement and the Notes shall be either individual bearer physical certificates or represented by book-entry Notes registered in the name of DTC or its nominee in the form or forms annexed to the Issuing and Paying Agency Agreement.

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

     1.5 If the Issuer and the Dealer shall agree on the terms of the purchase of any Note by the Dealer or the sale of any Note arranged by the Dealer (including, but not limited to, agreement with respect to the date of issue, purchase price, principal amount, maturity and interest rate (in the case of interest-bearing Notes) or discount thereof (in the case of Notes issued on a discount basis), and appropriate compensation for the Dealer's services hereunder) pursuant to this Agreement, the Issuer shall cause such Note to be issued and delivered in accordance with the terms of the Issuing and Paying Agency Agreement and payment for such Note shall be made by the purchaser thereof, either directly or through the Dealer, to the Issuer. Except as otherwise agreed, in the event that the Dealer is acting as an agent and a purchaser shall either fail to accept delivery of or make payment for a Note on the date fixed for settlement, the Dealer shall promptly notify the Issuer, and if the Dealer has theretofore paid the Issuer for the Note, the Issuer will promptly return such funds to the Dealer against its return of the Note to the Issuer, in the case of a certificated Note, and upon notice of such failure in the case of a book-entry Note.

     1.6 The Dealer and the Issuer hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

          (a) Offers and sales of the Notes shall be made only to investors reasonably believed by the Dealer to be: (i) Institutional Accredited Investors or Sophisticated Individual Accredited Investors,
     (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is an Institutional Accredited Investor or Sophisticated Individual Accredited Investor, and (iii) Qualified Institutional Buyers.

          (b) Resales and other transfers of the Notes by or through the Dealer or by other holders thereof shall be made only in accordance with the restrictions in the legends described in clause (e) below.

          (c) No general solicitation or general advertising shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of Dealer, the Issuer shall not issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes.

          (d) No sale of Notes to any one purchaser shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

          (e) Offers and sales of the Notes by the Issuer through the Dealer acting as agent for the Issuer shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each Note offered and sold pursuant to this Agreement.

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
               (f) Dealer shall furnish or shall have furnished to each purchaser of Notes being sold to an ultimate purchaser for the first time a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Issuer and the Dealer and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Issuer may be obtained.

          (g) The Issuer agrees, for the benefit of the Dealer and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Issuer shall not be subject to Section 13 or 15(d) of the Exchange Act, the Issuer will furnish, upon request and at its expense, to the Dealer and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).

          (h) In the event that any Note offered or to be offered by Dealer would be ineligible for resale under Rule 144A, the Issuer shall immediately notify Dealer (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to Dealer an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

          (i) The Issuer represents that it has outstanding issuances of commercial paper in the United States market in reliance upon, and in compliance with, the exemption provided by Section 3(a)(3) of the Securities Act. In that connection, the Issuer agrees that (a) the proceeds from the sale of the Notes will be segregated from the proceeds of the sale of any such commercial paper by being placed in a separate account; (b) the Issuer will institute appropriate corporate procedures to ensure that the offers and sales of notes issued by the Issuer pursuant to the Section 3(a)(3) exemption are not integrated with offerings and sales of Notes hereunder; and (c) the Issuer will comply with each of the requirements of Section 3(a)(3) of the Act in selling commercial paper or other short-term debt securities other than the Notes in the United States.

     1.7 The Issuer hereby represents and warrants to the Dealer, in connection with offers, sales and resales of Notes, as follows:

         (a) Issuer hereby confirms to the Dealer that (except as permitted by Section 1.6(i)) within the preceding six months neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section
     1.2 hereof acting on behalf of the Issuer has offered or sold any Notes, or any substantially similar security of the Issuer (including, without limitation, medium-term notes issued by the Issuer), to, or solicited offers to buy any such security from, any person other than the Dealer or or other dealers referred to in Section 1.2 hereof. The Issuer also agrees that, as long as the Notes are being offered for sale by the Dealer and the other dealers referred to in Section 1.2 hereof as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Issuer nor any person other than the Dealer or the other dealers referred to in Section 1.2 hereof (except as contemplated by Section
     1.2 hereof) will offer the Notes or any substantially similar security of the Issuer for sale to, or solicit offers to buy any such security from, any person other than the Dealer and the other dealers referred to in Section 1.2 hereof (except to the extent any of the foregoing would not cause the offer and sale of the Notes by the Issuer to be integrated with other offers and sales so as no longer to come within the exemption provided by Section 4(2) of the Securities Act and Rule
     506 thereunder), it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and Rule 506 thereunder and shall survive any termination of this Agreement. The Issuer hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Issuer or some other party or parties, under circumstances that would cause the offering and sale of the Notes by the Issuer to fail to be exempt under Section 4(2) of the Securities Act.

          (b) Except as described in Section 1.7(c) below, the Issuer represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. Except as described in Section 1.7(c) below, in the event that the Issuer determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Issuer shall give the Dealer at least five business days' prior written notice to that effect. The Issuer shall also give the Dealer prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that the Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A.

          (c) The Dealer acknowledges that proceeds from the sale of Notes prior to the consummation of the merger of IBP, inc. ("IBP") into Lasso Acquisition Corporation ("Lasso"), a wholly-owned subsidiary of the Issuer, pursuant to an Agreement and Plan of Merger dated as of January 1, 2001 among the Issuer, Lasso and IBP, as amended from time to time (the "Merger Agreement") are contemplated to be used, in part, for the purpose of purchasing shares of common stock of IBP pursuant to the terms of the offer to purchase up to 50.1% of the common stock of IBP contemplated by the Merger Agreement. In the event the Dealer purchases Notes as principal and does not resell such notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, the Dealer will sell such Notes only to offerees it reasonably believes to be QIBs or to QIBs it reasonably believes are acting for other QIBs, in each case in accordance with Rule 144A.

Section 2.     Representations and Warranties of Issuer

The Issuer represents and warrants that:

     2.1 The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all the requisite power and authority to execute, deliver and perform its obligations under the Notes, this Agreement and the Issuing and Paying Agency Agreement.

     2.2 This Agreement and the Issuing and Paying Agency Agreement have been duly authorized, executed and delivered by the Issuer and constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and limitations imposed on rights to indemnity and contribution imposed by applicable law.

     2.3 The Notes have been duly authorized, and when issued and delivered as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and delivered and will constitute legal, valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and limitations imposed on rights to indemnity and contribution imposed by applicable law.

     2.4 Assuming compliance by the Dealer with the procedures applicable to it set forth in Section 1 hereof, the offer and sale of Notes in the manner contemplated hereby do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended.

     2.5 The Notes will rank at least pari passu with all other unsecured and unsubordinated indebtedness of the Issuer.

     2.6 Assuming compliance by the Dealer with the procedures applicable to it set forth in Section 1 hereof, no consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the SEC, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, this Agreement, the Notes or the Issuing and Paying Agency Agreement, except (i)as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes, and (ii) for the requirement that the Issuer file with the SEC a notice on Form D in accordance with Rule 503 under the Securities Act and such amendments thereto as Rule 503 may require.

     2.7 Neither the execution and delivery of this Agreement and the Issuing and Paying Agency Agreement, nor the issuance and delivery of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions hereof or thereof by the Issuer, will (i) result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Issuer, or (ii) violate or result in a breach or an event of default under any of the terms of the Issuer's charter documents or by-laws, any contract or instrument to which the Issuer is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality, to which the Issuer is subject or by which it or its property is bound, which breach or event of default could reasonably be expected to have a material adverse effect on the financial condition or operations of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

     2.8 There is no litigation or governmental proceeding pending, or to the knowledge of the Issuer threatened, against or affecting the Issuer or any of its subsidiaries which could reasonably be expected to have a material adverse change in the financial condition or operations of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement, the Notes or the Issuing and Paying Agency Agreement.

     2.9  The Issuer is not an "investment company" or an entity
"controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     2.10 Neither the Private Placement Memorandum nor the Company Information contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, that the Issuer make no representation or warranty as to the Dealer Information.

     2.11 Each (a) issuance of Notes by the Issuer hereunder and (b) amendment or supplement of the Private Placement Memorandum shall be deemed a representation and warranty by the Issuer to the Dealer, as of the date thereof, that, both before and after giving effect to such issuance and after giving effect to such amendment or supplement, (i) the representations and warranties given by the Issuer set forth above in this
Section 2 remain true and correct on and as of such date as if made on and as of such date, (ii) in the case of an issuance of Notes, the Notes being issued on such date have been duly and validly issued and constitute legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and limitations on rights to indemnity and contribution imposed by applicable law, and (iii) in the case of an issuance of Notes, since the date of the most recent Private Placement Memorandum, there has been no material adverse change in the financial condition or operations of the Issuer and its subsidiaries taken as a whole which has not been disclosed to the Dealer in writing.

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Section 3.     Covenants and Agreements of Issuer

The Issuer covenants and agrees that:

     3.1 The Issuer will give the Dealer prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of, or waiver with respect to, the Notes or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver.

     3.2 The Issuer shall, whenever there shall occur any event that could reasonably be expected to have a material adverse effect on the financial condition or results of operations of the Issuer and its subsidiaries taken as a whole or the ability of the Issuer to perform its obligations under this Agreement or the Notes, notify the Dealer (by telephone, confirmed in writing) of such event prior to any subsequent issuances of Notes hereunder. The Issuer shall, whenever it receives notice of any downgrading or intended downgrading or any review for potential change in the rating accorded any of the Issuer's securities by any nationally recognized statistical rating organization which has published a rating of the Notes, promptly, and in any event prior to any subsequent issuance of Notes hereunder, notify the Dealer (by telephone, confirmed in writing) of such occurrence.

     3.3 The Issuer shall from time to time upon the request of the Dealer furnish to the Dealer copies of all materials provided by the Issuer to any national securities exchange regarding (i) the Issuer's operations and financial condition, and (ii) the Issuer's ability to pay the Notes as they mature.

     3.4 The Issuer will take all such action as the Dealer may reasonably request to ensure that each offer and each sale of the Notes will comply with any applicable state Blue Sky laws; provided, that the Issuer shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     3.5 The Issuer shall not issue Notes hereunder until the Dealer shall have received (a) an opinion of counsel to the Issuer, addressed to the Dealer, satisfactory in form and substance to the Dealer, (b) a copy of the executed Issuing and Paying Agency Agreement as then in effect, (c) a copy of resolutions adopted by the Board of Directors of the Issuer, satisfactory in form and substance to the Dealer and certified by the Secretary or similar officer of the Issuer, authorizing execution and delivery by the Issuer of this Agreement the Issuing and Paying Agency Agreement and the Notes and consummation by the Issuer of the transactions contemplated hereby and thereby, (d) prior to the issuance of any Notes represented by a book-entry note registered in the name of DTC or its nominee, a copy of the executed Letter of Representations among the Issuer, the Issuing and Paying Agent and DTC, and (e) such other certificates, opinions, letters and documents as the Dealer shall have reasonably requested.

     3.6 The Issuer shall reimburse the Dealer for all of the Dealer's reasonable out-of-pocket expenses related to this Agreement, including expenses incurred in connection with its preparation and negotiation, and the transactions contemplated hereby (including, but not limited to, the printing and distribution of the Private Placement Memorandum), and, if applicable, for the reasonable fees and out-of-pocket expenses of the Dealer's counsel.

     3.7 Without limiting any obligation of the Issuer pursuant to this Agreement to provide the Dealer with credit and financial information, the Issuer hereby acknowledges and agrees that the Dealer may share the Company Information and any other information or matters relating to the Issuer or the transactions contemplated hereby with affiliates of the Dealer, including, but not limited to, Merrill Lynch Bank & Trust Co. and Merrill Lynch Bank USA, and that such affiliates may likewise share information relating to the Issuer or such transactions with the Dealer.

Section 4.     Disclosure

     4.1 The Private Placement Memorandum and its contents (other than the Dealer Information) shall be the sole responsibility of the Issuer. The Private Placement Memorandum shall contain a statement expressly offering an opportunity for each prospective purchaser to ask questions of, and receive answers from, the Issuer concerning the offering of Notes and to obtain relevant additional information which the Issuer possesses or can acquire without unreasonable effort or expense.

     4.2 The Issuer agrees promptly to furnish the Dealer the Company Information as it becomes available.

     4.3 (a) The Issuer further agrees to notify the Dealer promptly upon the occurrence of any event relating to or affecting the Issuer that would cause the Company Information then in existence to include an untrue statement of material fact or to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading.

          (b) In the event that the Issuer gives the Dealer notice pursuant to Section 4.3(a) and the Dealer notifies the Issuer that it then has Notes it is holding in inventory, the Issuer agrees promptly to supplement or amend the Private Placement Memorandum so that such Private Placement Memorandum, as amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Issuer shall make such supplement or amendment available to the Dealer.

          (c) In the event that (i) the Issuer gives the Dealer notice pursuant to Section 4.3(a) and (ii) the Dealer does not notify the Issuer that it is then holding Notes in inventory and (iii) the Issuer chooses not to promptly amend or supplement the Private Placement Memorandum in the manner described in clause (b) above, then all solicitations and sales of Notes shall be suspended until such time as the Issuer has so amended or supplemented the Private Placement Memorandum, and made such amendment or supplement available to the Dealer.


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Section 5.     Indemnification and Contribution

     5.1 The Issuer will indemnify and hold harmless the Dealer, each individual, corporation, partnership, trust, association or other entity controlling the Dealer, within the meaning of Section 15 of the Securities Act (hereinafter the "Indemnitees") against any and all liabilities, penalties, suits, causes of action, losses, damages, claims, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) or judgments of whatever kind or nature (each a "Claim"), imposed upon, incurred by or asserted against the Indemnitees arising out of or based upon (i) any allegation that the Private Placement Memorandum, the Company Information or any information provided by the Issuer to the Dealer included (as of any relevant time of offer and sale of the Notes by the Issuer) or includes an untrue statement of a material fact or omitted (as of any relevant time of offer and sale of the Notes by the Issuer) or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or
(ii) arising out of or based upon the breach by the Issuer of any agreement, covenant or representation made in or pursuant to this Agreement; provided, however, that the foregoing indemnity shall not extend to any Claims to the extent they arise out of or are based upon (A) the gross negligence or willful misconduct of the Dealer in the performance or failure to perform its obligations hereunder, or (B) an untrue statement by an Indemnitee of a material fact made in connection with Dealer's sale or arrangement for sale of Notes or an omission by an Indemnitee of a material fact made in connection with Dealer's sale or arrangement for sale of Notes necessary to make any statement, in light of the circumstances in which such statement was made, not misleading if such statement or omission relates to the Dealer in its capacity as dealer of the Notes or such statement or omission relates to other matters and has not been approved by the Issuer (whether through approval of the Private Placement Memorandum or otherwise).

     5.2  Provisions relating to claims made for indemnification under this
Section 5 are set forth on Exhibit B to this Agreement.

     5.3 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in clause (i) of
Section 5.1 is held to be unavailable or insufficient to hold harmless the Indemnitees, although applicable in accordance with the terms of this
Section 5, the Issuer shall contribute to the aggregate costs incurred by the Dealer in connection with any Claim in the proportion of the respective economic interests of the Issuer and the Dealer; provided, however, that such contribution by the Issuer shall be in an amount such that the aggregate costs incurred by the Dealer do not exceed the aggregate of the commissions and fees earned by the Dealer hereunder with respect to the issue or issues of Notes to which such Claim relates. The respective economic interests shall be calculated by reference to the aggregate proceeds to the Issuer of the Notes issued hereunder and the aggregate commissions and fees earned by the Dealer hereunder.

Section 6.     Definitions

     6.1  "Claim" shall have the meaning set forth in Section 5.1.

     6.2 "Company Information" at any given time shall mean the Private Placement Memorandum together with, to the extent applicable, (i) the Issuer's most recent report on Form 10-K filed with the SEC and each report on Form 10-Q or 8-K filed by the Issuer with the SEC since the most recent Form 10-K, (ii) the Issuer's most recent annual audited financial statements and each interim financial statement or report prepared subsequent thereto, if not included in item (i) above, (iii) the Issuer's and its affiliates' other publicly available recent reports, including, but not limited to, any publicly available filings or reports provided to their respective shareholders, (iv) any other information or disclosure prepared pursuant to Section 4.3 hereof and (v) any information prepared or approved by the Issuer for dissemination to investors or potential investors in the Notes.

     6.3 "Dealer" shall mean Merrill Lynch Money Markets Inc. for Notes with maturities up to 270 days and Merrill Lynch, Pierce, Fenner & Smith Incorporated for Notes with maturities over 270 days to 364 days.

     6.4 "Dealer Information" shall mean material concerning the Dealer and provided by the Dealer in writing expressly for inclusion in the Private Placement Memorandum.

     6.5  "DTC" shall mean The Depository Trust Company.

     6.6 "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

     6.7  "Indemnitee" shall have the meaning set forth in Section 5.1.

     6.8 "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

     6.9 "Issuing and Paying Agency Agreement" shall mean the issuing and paying agency agreement described on the cover page of this Agreement, as such agreement may be amended or supplemented from time to time.

     6.10 "Issuing and Paying Agent" shall mean the party designated as such on the cover page of this Agreement, as issuing and paying agent under the Issuing and Paying Agency Agreement.

     6.11 "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or (b) a savings and loan association, as defined in Section 3(a)(5)(A) of the Securities Act.

     6.12 "Private Placement Memorandum" shall mean offering materials prepared in accordance with Section 4 (including materials referred to therein or incorporated by reference therein) provided to purchasers and prospective purchasers of the Notes, and shall include amendments and supplements thereto which may be prepared from time to time in accordance with this Agreement (other than any amendment or supplement that has been completely superseded by a later amendment or supplement).

     6.13 "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities Act.

     6.14 "Rule 144A" shall mean Rule 144A under the Securities Act.

     6.15 "SEC" shall mean the U.S. Securities and Exchange Commission.

     6.16 "Securities Act" shall mean the U.S. Securities Act of 1933, as amended.

     6.17 "Sophisticated Individual Accredited Investor" shall mean an individual who (a) is an accredited investor within the meaning of Regulation D under the Securities Act and (b) based on his or her pre-existing relationship with the Dealer, is reasonably believed by the Dealer to be a sophisticated investor (i) possessing such knowledge and experience (or represented by a fiduciary or agent possessing such knowledge and experience) in financial and business matters that he or she is capable of evaluating and bearing the economic risk of an investment in the Notes and
(ii) having a net worth of at least $5 million.

Section 7.     General

     7.1 Unless otherwise expressly provided herein, all notices under this Agreement to parties hereto shall be in writing and shall be effective when received at the address of the respective party set forth in the Addendum to this Agreement.

     7.2 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions.

     7.3 EACH OF THE DEALER AND THE ISSUER WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     7.4 This Agreement may be terminated, at any time, by the Issuer, upon one business day's prior notice to such effect to the Dealer, or by the Dealer upon one business day's prior notice to such effect to the Issuer. Any such termination, however, shall not affect the obligations of the Issuer under Sections 3.7, 5 and 7.3 hereof or the respective representations, warranties, agreements, covenants, rights or responsibilities of the parties made or arising prior to the termination of this Agreement.

     7.5 This Agreement is not assignable by either party hereto without the written consent of the other party; provided, however, that the Dealer may assign its rights and obligations under this Agreement to any wholly-owned direct or indirect subsidiary of the Dealer or of its ultimate parent. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective permitted assigns.

     7.6 This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     7.7 This Agreement constitutes the entire agreement between the parties hereto and supercedes any prior understandings, agreements or representations by or between the parties hereto, written or oral, to the extent they relate to the subject matter hereof.

     7.7 Any payments to the Dealer hereunder, whether pursuant to Sections 3.6, 5.1 or otherwise, shall be in US dollars and shall be free of all withholding, stamp and other similar taxes and of all other governmental charges of any nature whatsoever. In the event any withholding is required by law, the Issuer agrees to (i) pay the same and
(ii) pay such additional amounts to the Dealer which, after deduction of any such withholding, stamp or other taxes or governmental charges of any nature whatsoever imposed with respect to the payment of such additional amount, shall equal the amount withheld pursuant to clause (i).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                                   TYSON FOODS, INC.,
                                    as Issuer

                                   By:
                                   Name:
                                   Title:


                                   Merrill Lynch Money Markets Inc.,
                                   as Dealer for Notes with maturities up
                                   to    270 days

                                   By:
                                   Name:
                                   Title:


                                   Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated,
                                    as Dealer for Notes with maturities
                                   over 270 days up to 365 days

                                   By:
                                   Name:
                                   Title:

                                 ADDENDUM


1. The other dealers referred to in clause (b) of Section 1.2 of the Agreement are:

     Banc of America Securities LLC
     J.P. Morgan Securities Inc.
     Chase Securities Inc.
     Credit Suisse first Boston Corporation
     SunTrust Equitable Securities Corp.

2.   The addresses of the respective parties for purposes of notices under
Section 7.1 are as follows:

     For the Issuer:

          Address:                 2210 West Oakland Drive
                              Springdale, Arkansas 72762-6999

          Attention:               General Counsel
          Telephone number:        (501) 290-4000
          Fax number:              (501) 290-6776


     For the Dealer:

          Address:                 Merrill Lynch Money Markets Inc.
                              4 World Financial Center
                              North Tower, 11th Floor
                              New York, New York 10080

          Attention:               Carter Harris
          Telephone number:        (212) 449-0348
          Fax number:              (212) 449-0599

                                                               EXHIBIT A

                            FORM OF LEGEND FOR
                  PRIVATE PLACEMENT MEMORANDUM AND NOTES

       THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS EITHER (A) AN INSTITUTIONAL INVESTOR OR HIGHLY SOPHISTICATED INDIVIDUAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT AND WHICH, IN THE CASE OF AN INDIVIDUAL, (i) POSSESSES SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT HE OR SHE IS CAPABLE OF EVALUATING AND BEARING THE ECONOMIC RISK OF AN INVESTMENT IN THE NOTES AND (ii) HAS A NET WORTH OF AT LEAST $5 MILLION (AN "INSTITUTIONAL ACCREDITED INVESTOR" OR "SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR", RESPECTIVELY) AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND
       LOAN)  PURCHASING  NOTES FOR ONE OR MORE  ACCOUNTS  EACH  OF
       WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR (i) WHICH ITSELF POSSESSES SUCH KNOWLEDGE AND EXPERIENCE OR (ii) WITH RESPECT TO WHICH SUCH PURCHASER HAS SOLE INVESTMENT DISCRETION; OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT WHICH IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF
       SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO MERRILL LYNCH MONEY MARKETS INC., MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR SOPHISTICATED INDIVIDUAL ACCREDITED INVESTOR OR A QIB BY A PLACEMENT AGENT, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.

                                                                  EXHIBIT B


                        FURTHER PROVISIONS RELATING
                            TO INDEMNIFICATION


     (a) The Issuer agrees to reimburse each Indemnitee for all expenses (including reasonable fees and disbursements of internal and external counsel) as they are incurred by it in connection with investigating or defending any loss, claim, damage, liability or action in respect of which indemnification may be sought under clause (i) of Section 5.1 of the Agreement (whether or not it is a party to any such proceedings).

    (b) Promptly after receipt by an Indemnitee of notice of the existence of a Claim arising under clause (i) of Section 5.1 of the Agreement, such Indemnitee will, if a claim in respect thereof is to be made against the Issuer, notify the Issuer in writing of the existence thereof; provided that (i) the omission so to notify the Issuer will not relieve it from any liability which it may have hereunder unless and except to the extent it did not otherwise learn of such Claim and the issuer is materially prejudiced thereby, and (ii) the omission so to notify the Issuer will not relieve it from liability which it may have to an Indemnitee otherwise than on account of this indemnity agreement. In case any such Claim is made against any Indemnitee and it notifies the Issuer of the existence thereof, the Issuer will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the Indemnitee, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided that if the defendants in any such Claim include both the Indemnitee and the Issuer and the Indemnitee shall have concluded that there may be legal defenses available to it which are different from or additional to those available to the Issuer, the Issuer shall not have the right to direct the defense of such Claim on behalf of such Indemnitee, and the Indemnitee shall have the right to select separate counsel to assert such legal defenses on behalf of such Indemnitee. Upon receipt of notice from the Issuer to such Indemnitee of the Issuer's election so to assume the defense of such Claim and approval by the Indemnitee of counsel, the Issuer will not be liable to such Indemnitee for expenses incurred thereafter by the Indemnitee in connection with the defense thereof (other than reasonable costs of investigation) unless (i) the Indemnitee shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the Issuer shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel in the jurisdiction in which any Claim is brought), approved by the Dealer, representing the Indemnitee who is party to such Claim), (ii) the Issuer shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after notice of existence of the Claim or (iii) the Issuer has authorized in writing the employment of counsel for the Indemnitee. The indemnity, reimbursement and contribution obligations of the Issuer hereunder shall be in addition to any other liability the Issuer may otherwise have to an Indemnitee and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Issuer and any Indemnitee. The Issuer agrees that without the Dealer's prior written consent, it will not settle, compromise or consent to the entry of any judgment in any Claim in respect of which indemnification may be sought under the indemnification provision of the Agreement (whether or not the Dealer or any other Indemnitee is an actual or potential party to such Claim), unless such settlement, compromise or consent includes an unconditional release of each Indemnitee from all liability arising out of such Claim.

                    MODEL OPINION OF COUNSEL TO ISSUER





                                   [Date]

[Name and Address of Dealer]


Ladies and Gentlemen:

     We have acted as special counsel to Tyson Foods, Inc., a Delaware corporation (the "Company"), in connection with the proposed offering and sale by the Company in the United States of commercial paper in the form of short-term promissory notes (the "Notes") in the manner contemplated by the Commercial Paper Dealer Agreement dated as of January 12, 2001 by and between the Company and you (the "Agreement"). We are delivering this letter to you in order to satisfy the condition set forth in Section 3.5 of the Dealer Agreement. Each term used but not defined in this letter has the meaning ascribed to it in the Dealer Agreement.

     In our capacity as such counsel, we have examined a specimen form of Note, an executed copy of the Agreement, and the Issuing and Paying Agency Agreement dated January 12, 2001 (the "Issuing and Paying Agency Agreement") between the Company and The Chase Manhattan Bank, N.A., as issuing and paying agent (the "Issuing and Paying Agent") as well as originals, or copies certified or otherwise identified to our satisfaction, of such other records and documents as we have deemed necessary as a basis for the opinions expressed below.

     For purposes of this opinion, we have, with your permission, assumed without independent investigation or inquiry that:

          (i) all signatures of the parties on the Dealer Agreement and the Issuing and Paying Agency Agreement (other than the Company) that we examined are genuine, the agreement submitted to us as originals are authentic, and the agreements submitted to us as copies conform to the original agreements executed by the parties thereto; and

          (ii) the Dealer Agreement and the Issuing and Paying Agency Agreement have been duly and validly authorized, executed, delivered and accepted by all parties thereto (other than the Company) and all parties thereto (other than the Company) have all requisite power and authority to make and enter into the agreements and perform their obligations thereunder pursuant to the laws of all relevant jurisdictions.

     Based upon the foregoing, it is our opinion that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all the requisite power and authority to execute, deliver and perform its obligations under the Notes, the Agreement and the Issuing and Paying Agency Agreement.

     2. Each of the Agreement and the Issuing and Paying Agency Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and except as rights under the Agreement to indemnity and contribution may be limited by federal or state laws.

     3. The Notes have been duly authorized, and when issued and delivered as provided in the Issuing and Paying Agency Agreement, will be duly and validly issued and delivered and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity and contribution may be limited by federal or state laws.

     4. The issuance and sale of Notes under the circumstances contemplated by the Agreement and the Issuing and Paying Agency Agreement do not require registration of the Notes under the Securities Act, pursuant to the exemption from registration contained in Section 4(2) thereof, and do not require compliance with any provision of the Trust Indenture Act of 1939, as amended.

     5. No consent or action of, or filing or registration with, any governmental or public regulatory body or authority, including the Securities and Exchange Commission, is required to authorize, or is otherwise required in connection with the execution, delivery or performance of, the Agreement, the Notes, or the Issuing and Paying Agency Agreement, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

     6. Neither the execution and delivery of the Agreement and the Issuing and Paying Agency Agreement, nor the issuance and delivery of the Notes in accordance with the Issuing and Paying Agency Agreement, nor the fulfillment of or compliance with the terms and provisions of either thereof by the Company, will violate or result in an event of default under any of the terms of the Company's charter documents or by-laws, any contract or instrument known to us to which the Company is a party or by which it or its property is bound, or any law or regulation, or any order, writ, injunction or decree of any court or government instrumentality known to us, to which the Company is subject or by which it or its property is bound.

     7. Except as disclosed in reports and other information filed by the Company with the Securities and Exchange Commission, to our knowledge there is no litigation or governmental proceeding pending or threatened against the Company which in any way may prevent or interfere with or materially and adversely affect the Company's executing and delivering the Agreement, the Issuing and Paying Agency Agreement or the Notes, or materially and adversely affecting the Company carrying out its obligations thereunder.

     8.  The Company is not an "investment company" or an entity
"controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     The opinions hereinafter expressed are subject to the following qualifications and limitations:

     (a) The opinions set forth herein are subject to the qualification that we are members of the bar of the State of Arkansas only and we express no opinion as to the laws of any jurisdiction other than the United States of America, the State of Arkansas and the General Corporate Laws of the State of Delaware. We call your attention to the fact that each of the Dealer Agreement and the Issuing and Paying Agency Agreement, as well as the Notes issued thereunder, provides that it is to be governed and construed in accordance with the laws of the State of New York. For purposes of our opinions expressed above, we have assumed, with your approval, that the Dealer Agreement, the Issuing and Paying Agency Agreement and the Notes would be governed by and construed in accordance with the domestic substantive laws of the State of Arkansas without giving effect to any choice or conflict of laws rule or provision that would cause the application of the domestic substantive laws of any other jurisdiction.

     (b) This opinion is limited to pertinent laws in effect as of the date hereof, and we expressly disclaim any undertaking to advise you of any changes of law or fact that may thereafter come to our attention.

     (c) Our opinion is limited to the matters stated herein and no opinion is to be implied or may be inferred beyond those matters expressly stated.

     (d) This opinion is furnished by us solely for your benefit as a dealer of the Notes pursuant to the Dealer Agreement, and it may not be relied upon, quoted from or delivered to any person; provided, however, that The Chase Manhattan Bank, N.A. may rely upon this opinion in its capacity as Issuing and Paying Agent for the Notes, each of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group may rely on this opinion in connection with its issuance of an investment rating for the Notes, and a copy of this opinion may be delivered to any purchaser of the Notes. The liability of this firm is limited to the fullest extent possible under Ark. Code Ann. Section 16-114-303.

     (e) The phrases "known to us" or "to our knowledge" as used in this letter means the actual knowledge of those attorneys of our firm who have represented the Company in connection with any offering or placement of securities or who have principal responsibility for representing the Company, and do not include constructive knowledge or knowledge imputed to our firm under common law principles of agency or otherwise. Except as expressly set forth herein, we have not undertaken any investigation to determine the existence or absence of any facts and no inference as to our knowledge concerning any facts should be drawn from the fact that such representation has been undertaken by us.

     (f) For purposes of the factual matters material to the opinions expressed herein, we have, with your consent, relied upon the compliance with the covenants and the correctness of the representations contained in the Dealer Agreement and the Issuing and Paying Agency Agreement. Without limiting the foregoing, for purposes of the opinions expressed in paragraphs 4 and 5 above, we have assumed that the Company will timely file with the Securities and Exchange Commission notice on Form D in accordance with Rule 503 under the Securities Act and such amendments thereto as Rule 503 may require.

     (g) Our opinions are rendered as of the date hereof and do not cover the effect of any amendment or supplement to the Dealer Agreement or the Issuing and Paying Agency Agreement or the validity or enforceability of any amendment or supplement thereto, including without limitation any modifications, extensions, waivers or releases or the effect or applicability of federal or state tax laws on or to the transactions contemplated thereby.

     (h) We have made no examination or investigation to verify the accuracy or completeness of any financial, accounting, or statistical information furnished to you or with respect to any other accounting and financial matters and express no opinion with respect thereto.

     (i) We call your attention to the fact that the awarding of attorney's fees and expenses is discretionary under Arkansas law. We cannot opine that attorney's fees and expenses will be awarded in any particular amount.

     (j) Our opinions are subject to, and we express no opinion on, state or federal law relating to usury or fraudulent conveyances.

     (k) The opinions expressed above are (i) given to you solely for your benefit and the benefit of your successors and transferees, (ii) not binding on any court and (iii) may not be quoted in whole or in part or otherwise referred to in any legal opinion, document, or other report to be furnished to another person or entity without our prior written consent.

                                             Very truly yours,

                   Model Certificate as to Resolutions1
                             [Name of Issuer]


     I, R. Read Hudson, the Secretary of Tyson Foods, Inc., a Delaware corporation (the "Issuer"), do hereby certify, in connection with the issuance and sale of short-term promissory notes under the Commercial Paper Dealer Agreement dated January 12, 2001 (the "Agreement", the terms defined therein being used herein as therein defined) between the Issuer and Merrill Lynch Money Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Dealer"), that:

     1. The following resolution was duly adopted by the Board of Directors of the Issuer at a meeting thereof duly called and held on January 12, 2001, at which meeting a quorum was present and acting throughout, and such resolution has not been amended, modified or revoked and is in full force and effect on the date hereof:

     RESOLVED, that the Chairman of the Board, President, Chief Executive Officer, any Executive Vice President, any Senior Vice President, Controller or Chief Accounting Officer or Treasurer, either alone or with joinder of the Secretary or an Assistant Secretary, of the Corporation (the "Authorized Officers") be, and each of them hereby is, authorized to: (i) borrow under the Commercial Paper Program; (ii) execute such commercial paper notes in the name and on behalf of the Corporation; (iii) execute and deliver (A) Commercial Paper Dealer Agreements between the Corporation and each of the dealers selected by any Authorized Officer (each a "Dealer"), providing, among other things, for the sale of commercial paper notes on behalf of the Corporation and the indemnification of the Dealer in connection therewith and (B) an Issuing and Paying Agency Agreement between the Corporation and J.P. Morgan Chase & Co., or any of its affiliates, as issuing and paying agent; (iv) delegate to any other officers or employees of the Corporation authority to give instructions to the Dealer pursuant to the applicable Commercial Paper Dealer Agreement; and (v) do such acts and execute such other instruments and documents as may be necessary and proper to effect the transactions contemplated hereby including (A) amending documents referred to herein and (B) appointing additional dealers and successors to any of the parties named.

     2. Each of the Agreement and the Issuing and Paying Agency Agreement, as executed and delivered by the Issuer, is substantially in the form thereof approved by the Board of Directors and referred to in the resolution set forth in paragraph 1 hereof.

     IN WITNESS WHEREOF, I have signed this certificate the 12th day of January, 2001

                                   ________________________
                                   Secretary

_______________________________
1This model certificate will serve as a guide for resolutions adopted by the Issuer. Any resolutions actually adopted, regardless of form, should cover all the substantive matters covered in this model, and a certificate substantially to the effect of this model is required to be delivered to the Dealer under Section 3.6(c) of the Agreement.